Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Reza Zarif, certify that:

1.

I  have  reviewed  this  quarterly  report  of  Probe Manufacturing,  Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit  to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of     the registrant as of, and for, the  periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

designed such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to  ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us  by others within those entities, particularly during the period in which  this  report  is  being  prepared;

b)

Evaluated the effectiveness of the registrant's disclosure controls  and  procedures and presented in this report our conclusions about  the effectiveness of the disclosure controls and procedures, as of  the  end  of  the  period  covered  by  this  report based on such evaluation;  and

c)

disclosed  in  this  report  any  change  in the registrant's internal control over financial reporting that occurred during the registrant's most  recent fiscal quarter (the registrant's fourth fiscal quarter in the  case  of  an  annual  report) that has materially affected, or is reasonably  likely  to  materially  affect,  the registrant's internal control  over  financial  reporting;  and

5.

The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of  directors (or persons performing the equivalent functions):

a)

all significant  deficiencies  and  material  weaknesses  in  the design or operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant's ability to record, process, summarize and  report  financial  information; and

b)

any fraud, whether or not material, that involves management or other employees who have  a  significant role in the registrant's internal control over financial  reporting.

DATED  this  12th day  of  August 2008.

                       /s/ Reza Zarif

         __________________________

                           Reza Zarif

       Chief Executive Officer and Director